                                                                               .
                                                                               .
                                                                               .


                                                                    EXHIBIT 3.71

DSCB204 (Rev. 81)                                  PLEASE INDICATE [CHECK ONE] TYPE CORPORATION:

                                                   [X] DOMESTIC BUSINESS CORPORATION                 FEE
                                                                                                   $75.00
   ARTICLES OF INCORPORATION
    [PREPARE IN TRIPLICATE]

COMMONWEALTH OF PENNSYLVANIA                       [ ] DOMESTIC BUSINESS CORPORATION
                                                       A CLOSE CORPORATION - COMPLETE BACK

DEPARTMENT OF STATE - CORPORATION BUREAU           [ ] DOMESTIC PROFESSIONAL CORPORATION
JOB NORTH OFFICE BUILDING, HARRISBURG, PA 17120        ENTER BOARD LICENSE NO.

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2908B)

         Quaker Alloy, Inc.
--------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)

         720 S. Cherry Street
--------------------------------------------------------------------------------
012 CITY                  033 COUNTY          013 STATE        064 ZIP CODE
         Myerstown           Lebanon                 PA              17067
---------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

         The Corporation shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law, Act of May 5, 1933, P. L. 364, as amended.

(ATTACH 8 1/2 x 11 SHEET IN NECESSARY)

The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:

                                                  041 Stated Par Value Per                                 Perpetual
540 Number and Class of Shares 1,000,000 Common   Share if Any $.01         042 Total Authorized Capital   031 Term of Existence
                                                                            910,000.00
--------------------------------------------------------------------------------------------------------------------------------

The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator

                   061,062
060 Name           063, 064 Address  (Street, City, State, Zip Code)  Number & Class of Shares
----------------------------------------------------------------------------------------------
Gary F. Yenkowski  100 Pine Street, P.O. Box 1166,                    1 Share Common
----------------------------------------------------------------------------------------------

                            Harrisburg, PA 17108
----------------------------------------------------------------------------------------------

                     (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
----------------------------------------------------------------------------------------------

  IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE
                           ARTICLES OF INCORPORATION

   THIS 10th DAY OF December 1985.

/s/ Gary F. Yenkowski
----------------------------------------     __________________________________
    Gary F. Yenkowski

________________________________________     __________________________________

_______________________________________________________________________________
                             --FOR OFFICE USE ONLY--

030 FILED DEC 10 1995   007 CODE            003 REV BOX  SEQUENTIAL NO.  100 MICROFILM NUMBER
                                                            72203               85881343

                        REVIEWED BY
                                               004 SICC     AMOUNT          001 CORPORATION NUMBER
                        DATE APPROVED                         $75                    897570

                        DATE REJECTED       CERTIFY TO   INPUT BY        LOG IN    LOG IN
                                            [X] REV.
                        MAILED BY    DATE   [X] L & I    VERIFIED BY     LOG OUT   LOG OUT
                                            [ ] OTHER

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE

                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                  OFFICE OF THE SECRETARY OF THE COMMONWEALTH

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                               QUAKER ALLOY, INC.

Therefore, Know [Ye], That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

         Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

      [LOGO]         Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 10th day of December in the year of our Lord one thousand nine hundred and eighty-five and of the Commonwealth the two hundred tenth

                                /s/ Robert A. Gleason, Jr.
                               ------------------------------------
                               ACTING Secretary of the Commonwealth

                                                                         0897570

                                              Filed this________ day of_________
APPLICANT'S ACC'T NO.                         JAN 27, 1986.
                                              Commonwealth of Pennsylvania
DSCB: BCL-806 (Rev 8-72)     86091531         Department of State
                           ------------
Filing Fee: $40       (Line for numbering)
AB-2                      897570              /s/   Robert A. Gleason, Jr.
                                              ----------------------------------

Articles of                 COMMONWEALTH OF PENNSYLVANIA
Amendment--                       DEPARTMENT OF STATE
Domestic Business Corporation  CORPORATION BUREAU  Secretary of the Commonwealth
--------------------------------------------------------------------------------
                                                         (Box for Certification)

    In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. Section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.  The name of the corporation is:

    Quaker Alloy, Inc.

2. The location of its registered office in this Commonwealth is the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

    720 South Cherry Street
--------------------------------------------------------------------------------
     (NUMBER)                                                       (STREET)

    Myerstown                         Pennsylvania                    17067
--------------------------------------------------------------------------------
     (CITY)                                                         (ZIP CODE)

3.  The statute by or under which it was incorporated is:

    Pa. Business Corporation Law

4.  The date of its incorporation is: December 10, 1985

5.  (Check, and if appropriate, complete one of the following);

    [ ] The meeting of shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

    Time: The_________ day of________________19____________.

    Place:______________________________________________________________________

    Kind and period of notice___________________________________________________

    [X] The amendment was adopted by a consent in writing setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.  At the time of the action of shareholders:

    (a) The total number of shares outstanding was:

     1

    (b) The number of shares entitled to vote was:

DSCB:BCL--806 (Rev. 8-72)-2

7.  In the action taken by the shareholders:

    (a) The number of shares voted in favor of the amendment was:

           1

    (b) The number of shares voted against the amendment was:
           0

8.  The amendment adopted by the shareholders, set forth in full, is as follows:

         RESOLVED, That Quaker Alloy, Inc. hereby eliminates cumulative voting for directors of its Board of Directors.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 23rd day of January, 1986.

                                                       Quaker Alloy, Inc.
                                                       -------------------------
                                                        (NAME OF CORPORATION)
Attest:

/s/ Albert C. Bailey                        BY: /s/ John C. Engeswick
------------------------------                  -------------------------------
(SIGNATURE)                                                (SIGNATURE)

Albert C. Bailey, V. P. of Finance/             John C. Engeswick, President
             Secretary                      -----------------------------------
----------------------------------          (TITLE PRESIDENT VICE PRESIDENT ETC)
(TITLE SECRETARY ASSISTANT SECRETARY ETC)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.  Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. It the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA
                                     [LOGO]

                              DEPARTMENT OF STATE

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

    WHEREAS, In and by Article VIII of the Business Corporation Law, Approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three,
P. L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

    WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                               QUAKER ALLOY, INC.

    THEREFORE, KNOWN WE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

               Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 27th day of January in the year of our Lord one thousand nine hundred and eighty-six and of the Commonwealth the two hundred tenth.

                                             /s/    Robert A. Gleason, Jr.
                                             -----------------------------------
                                               Secretary  of the Commonwealth

                                              Filed this________ day of_________
APPLICANT'S ACC'T NO.                         JUL 21, 1989.
                                              Commonwealth of Pennsylvania
DSCB: BCL-806 (Rev. 8-72)    86091531         Department of State
                           -----------
illegible Fee: 540     (Line for numbering)
AP-2                      897570-003          /s/       ILLEGIBLE
                                              ----------------------------------

Articles of                 COMMONWEALTH OF PENNSYLVANIA
Amendment                         DEPARTMENT OF STATE
Domestic Business Corporation  CORPORATION BUREAU  Secretary of the Commonwealth
--------------------------------------------------------------------------------
                                                         (Box for Certification)

    In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P . L. 3640015 P. S. Section 18061, the undersigned corporation, desiring to amend its Articles, does hereby certify that.

1.  The name of the corporation is

    Quaker Alloy, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department).

    South Cherry and Richland Avenue
--------------------------------------------------------------------------------
   [NUMBER]                                                        (STREET)

    Myerstown                                Pennsylvania           17067
--------------------------------------------------------------------------------
    (CITY)                                                        (ZIP CODE)

3.  The statute by or under which it was incorporated is

    Pennsylvania Business Corporation Law

4.  The date of its incorporation is December 10, 1985

5.  (Check, and if appropriate, complete one of the following)

    [X] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

    Time The 6th day of July, 1989

    Place [illegible]

    Kind and period of notice 10 day written notice


     [ ] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6   At the time of the action of shareholders.

    (a) The total number of shares outstanding was:

        1,589,720

    (b) The number of Shares entitled to vote was:

        1,589,720

7.  In the action taken by the shareholders:

    (a) The number of shares voted in favor of the amendment was:

    1,550,000

    (b) The number of shares voted against the amendment was:    0

8.  The amendment adopted by the shareholders set forth in full is as follows.

                  1. The name of the Corporation shall be changed to "CMI-Quaker Alloy, Inc."

                  2. The Number and Class of Shares authorized shall be changed to "1,000 shares common stock".

                  3. The Stated Par Value Per Share shall be changed to " $10.00 per share".

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorised officer and its corporate seal duly attested by another such officer to be hereunto afixed 6th day of July, 1989.

                                                       Quaker Alloy, Inc.
                                                       -------------------------
                                                        (NAME OF CORPORATION)
Attest:

/s/      Richard A. Nawrocki              BY: /s/         Ray H. Witt
------------------------------                ----------------------------------
         (SIGNATURE)                                      (SIGNATURE)

/s/ Richard A. Nawrocki                       /s/ Ray Witt
------------------------------                ----------------------------------
        Title Secretary                                   Title President
        Assistant Secretary ETC                           Vice President ETC

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.  Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA

                           [DEPARTMENT OF STATE LOGO]

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

    WHEREAS, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three,
P. L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

    WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                               QUAKER ALLOY, INC.
                                 name changed to
                             CMI-QUAKER ALLOY, INC.

    THEREFORE, KNOW WE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

               GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 21st day of July in the year of our Lord one thousand nine hundred and eighty-nine and of the Commonwealth the two hundred fourteenth.

                                             /s/       [ILLIGIBLE]
                                             -----------------------------------
                                                Secretary of the Commonwealth